Earnings Conference Call August 10, 2021 CSE: HARV  OTCQX: HRVSF  investors@harvestinc.com

DISCLAIMER IMPORTANT: YOU MUST READ THE FOLLOWING BEFORE CONTINUING: The information contained in this document has been prepared by Harvest Health & Recreation Inc., a British Columbia, Canada corporation (“HHR”), and Harvest Enterprises Inc., a Delaware corporation and a wholly owned subsidiary of HHR (collectively and together with their subsidiaries, “Harvest” or the “Company”) and contains summary information pertaining to the business, operations and assets of the Company. The information contained in this document (a) is provided as at the date hereof and is subject to change without notice, (b) does not purport to contain all the information related to the Company and (c) is not to be considered and does not constitute a recommendation or solicitation to purchase or sell any security or make any other type of investment or investment decision in the Company’s securities. CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION: This presentation contains “forward-looking statements,” within the meaning of United States and Canadian securities laws. Such statements reflect current estimates, expectations and projections about future events and involve risks and uncertainties relating to future events and Harvest’s performance, and actual events may differ materially from these forward-looking statements, which may be identified by the use of words such as, “may”, “would”, “could”, “will”, “likely”, “expect”, “anticipate”, “believe, “intend”, “plan”, “forecast”, “project”, “estimate”, “outlook” and other similar expressions. These forward looking statements include, without limitation, statements regarding Trulieve’s and Harvest’s strategic business combination and the expected terms, timing and closing of the combination, estimates of pro-forma financial information of the combined company, Trulieve’s and Harvest’s expected financial performance for fiscal 2021, the combined operations and prospects of Trulieve and Harvest, the current and projected market and growth opportunities for the combined company and value for shareholders; current and anticipated shareholder demands and litigation in connection with the proposed transaction; our expectations for 2021 financial performance, targeted revenue and gross margins; prospects for revenue growth and profitability in our core markets and in the U.S. cannabis industry generally; our continued growth in retail dispensary openings, same store sales growth, recreational sales in Arizona, and expanded cultivation and manufacturing operations; the development of federal and state cannabis regulatory framework in the United States applicable to multi-state operators, including a delay in, or a failure to, federally decriminalize cannabis in the United States, as well as such frameworks in Harvest’s core markets; adverse changes in the application or enforcement of current laws, including those related to taxation; adverse changes in the public perception of cannabis; the effects of the weather, natural disasters, and health pandemics, including recent renewed resurgence of the novel coronavirus (COVID-19) on customer demand, Harvest’s supply chain as well as its consolidated results of operation, financial position and cash flows; the ability of Harvest to develop Harvest’s brand and meet its growth, revenue and profitability projections and objectives; its ability to generate sufficient cash flow to repay debt obligations and to fund operating expenses and future investment; the ability of Harvest to complete planned acquisitions that are accretive to its revenue; the ability of Harvest to obtain and/or maintain licenses to operate in the jurisdictions in which it operates or in which it expects or plans to operate; changes in general economic, business and political conditions, including changes in the financial markets, and, in particular, the ability of Harvest to raise debt and equity capital in the amounts and at the costs that it expects; the ability to locate and acquire suitable companies, properties or assets necessary to execute on Harvest’s business plans; the ability of Harvest to execute planned store openings and secure cannabis supply at appropriate amounts and cost; fluctuations in the prevailing prices for cannabis and cannabis products in the markets that Harvest operates in and sources supply; its ability to resolve existing and future litigation and arbitrations on acceptable terms; and increasing costs of compliance with extensive government regulation. These risks, uncertainties and assumptions could adversely affect the outcome and financial effects of the plans and events described herein. In addition, even if the outcome and financial effects of the plans and events described herein are consistent with the forward-looking statements contained in this document, those results, or developments may not be indicative of results or developments in subsequent periods. Forward-looking statements involve significant risks, assumptions, uncertainties and other factors that may cause actual future results or anticipated events to differ materially from those expressed or implied in any forward-looking statements. Please see the heading “Risk Factors” in Harvest’s Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission and in Harvest’s Annual Information Circular, which was filed on SEDAR, both of which were filed on March 30, 2021, and in our Form 10-Q for the quarter ended March 31, 2021, which was filed with the SEC and SEDAR on May 13, 2021, and in all subsequent filings that Harvest makes with the Securities and Exchange Commission and SEDAR, for a discussion of the material risk factors that could cause actual results to differ materially from the forward-looking information. Harvest does not undertake to update any forward-looking statements that are included herein, except in accordance with applicable securities laws.

DISCLAIMER CAUTIONARY NOTE REGARDING FUTURE-ORIENTED FINANCIAL INFORMATION: To the extent any forward-looking information in this presentation constitutes “future-oriented financial information” or “financial outlooks” within the meaning of applicable United States and Canadian securities laws, such information is being provided to demonstrate the anticipated market penetration and the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such future-oriented financial information and financial outlooks. Future-oriented financial information and financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to the risks set out above under the heading “Forward-Looking Information.” Please also see risks highlighted under the heading “Risk Factors” in our U.S. and Canadian filings, and under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, as well as our subsequent filings in the United States and Canada. Harvest’s actual financial position and results of operations may differ materially from management’s current expectations and, as a result, Harvest’s revenue and expenses may differ materially from the revenue and expenses profiles provided in this presentation. Such information is presented for illustrative purposes only and may not be an indication of Harvest’s actual financial position or results of operations. Use of Non-U.S. GAAP Financial Measures: To supplement its financial statements, Harvest provides investors with information related to Adjusted EBITDA, which is a financial measure that is not calculated in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”).  A reconciliation of Adjusted EBITDA to net loss, the most directly comparable GAAP measure, has been provided in this presentation. Adjusted EBITDA is calculated as net income (loss) before non-controlling interest before net interest and other financing costs, income taxes, depreciation and amortization expenses; fixed and intangible asset impairments; gain or loss on assets; change in fair value adjustment of liability; other (income) expense; foreign exchange gain (loss); share-based compensation expense; contract asset (recovery) impairment; discontinued operations, net of tax; other expansion expenses (pre-open); and transaction and other special charges.  Other companies in our industry may calculate these measures differently than we do, limiting their usefulness as comparative measures. Harvest believes these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Harvest’s financial condition and results of operations. Management uses these non-GAAP financial measures to compare Harvest’s performance to that of prior periods for trend analyses and planning purposes.  Non-U.S. GAAP measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with U.S. GAAP. Non-U.S. GAAP measures exclude significant expenses that are required by U.S. GAAP to be recorded in the Harvest’s financial statements and are subject to inherent limitations. THIRD PARTY INFORMATION: This presentation includes market and industry data (“Third-Party Content”) which was obtained from various publicly available sources and other sources. The Third-Party content is not created or endorsed by Harvest. The Third-Party Content is obtained from sources believed to be reliable and that no guarantees are made by Harvest as to its accuracy, completeness, or timeliness. THERE IS NO WARRANTY OF MERCHANTABILITY, NO WARRANTY OF FITNESS FOR A PARTICULAR USE, AND NO WARRANTY OF NON-INFRINGEMENT. THERE IS NO WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, REGARDING THIRD PARTY CONTENT. CANNABIS-RELATED ACTIVITIES ARE ILLEGAL UNDER U.S. FEDERAL LAWS: The U.S. Federal Controlled Substances Act classifies “marihuana” as a Schedule I drug. Accordingly, cannabis-related activities, including without limitation, the cultivation, manufacture, importation, possession, use or distribution of cannabis and cannabis products are illegal under U.S. federal law. Strict compliance with state and local laws with respect to cannabis will neither absolve the Company of liability under U.S. federal law, nor will it provide a defense to any federal prosecution which may be brought against the Company with respect to adult-use or recreational cannabis. Any such proceedings brought against the Company may adversely affect the Company’s operations and financial performance. Prospective investors should carefully consider the risk factors described under “Cautionary Note Regarding Forward-Looking Information” and “Cautionary Note Regarding Future-Oriented Financial Information” in this presentation and in our other reports filed with United States and Canadian securities regulators before investing directly or indirectly in the Company and purchasing the securities described herein.

AGENDA Pending Acquisition by Trulieve Second Quarter Financial Highlights Quarterly Trends Liquidity Capital Allocation Core Markets Financial Highlights

PENDING ACQUISITION BY TRULIEVE On May 10, 2021, Trulieve announced its planned acquisition of Harvest Under the terms of the deal, Trulieve will acquire all of the issued and outstanding shares of Harvest Each Harvest shareholder is expected to receive 0.1170 shares of Trulieve for each Harvest share, representing total consideration of approximately $2.1 billion based on May 7, 2021 closing prices On June 22, 2021, Trulieve announced the expiration of the HSR Act waiting period Harvest will host its annual and special shareholder meeting on August 11, 2021 Both companies continue to work toward obtaining all required regulatory approvals Closing of the transaction remains subject to satisfaction or waiver of all remaining conditions in the agreement

SECOND QUARTER FINANCIAL HIGHLIGHTS Second quarter sales grew +84% year over year and +15% sequentially Second quarter same store sales comp was +100% year over year (32 stores) and +11% sequentially (36 stores) Traffic increased 22% while basket size decreased 9% sequentially, driven by recreational sales in Arizona and a return to more normalized traffic patterns across all markets Growth drivers include recreational sales in Arizona, increased sales in existing and new stores companywide, and contributions from cultivation and manufacturing expansion activities Second quarter gross margin of 51.0% decreased by 2.9% sequentially from 53.9% SG&A of $34.6 million was 33.7% of revenue, compared to 30.6% in q1:21 Second quarter net loss before non-controlling interest was $19.2 million $8.4 million non-cash charge for fair value of warrant liability Second quarter Adjusted EBITDA* was $28.0 million, or 27.3% Adjusted EBITDA margin *Refer to reconciliation of Adjusted EBITDA, a Non-GAAP Measure, on slide 16

QUARTERLY TRENDS *Refer to reconciliation of Adjusted EBITDA, a Non-GAAP Measure, on slide 16

LIQUIDITY As of June 30, 2021, Harvest had ~$71 million in cash and ~$279 million in debt As of June 30, 2021, debt service for the remainder of 2021 is ~$34 million, including $10 million convertible debt which was converted to equity during the third quarter Capital expenditures in 2021 are expected between $45 million and $60 million, up from the prior target of $35 million to $45 million, compared to $26.9 million in 2020

CAPITAL ALLOCATION Harvest is focused on improving operations across the existing asset base and further expanding operations in key states Second quarter capital expenditures were ~$17.6 million The majority of 2021 capital expenditures are slated for our top four states where we expect additional investments will yield fast and favorable returns Timing and magnitude of capital allocation depends on market conditions and availability of financing

ARIZONA Limited License Medical/Recreational Market 124 Operational Dispensaries as of 8/01/21 143 Licenses for Retail/Up to 169 Maximum ~300 Potential Cultivation and Manufacturing Operators 313,906 Medical Patients Reported July 2021 Recreational Sales Launched January 22, 2021 Harvest Operations* 16 open retail dispensaries Camp Verde: cultivation facility with 37,372 ft2 greenhouse and 3.3 acre outdoor El Mirage: 9,234 ft2 indoor cultivation facility Flagstaff: 10,000 ft2 processing facility Phoenix: 58,890 ft2 indoor cultivation and processing facility Willcox: cultivation facility with 70,000 ft2 greenhouse and zoning for 25 acre outdoor Capital Expenditures Expansion of cultivation and processing Addition of two retail locations Additional vertical license available in May 2023 upon expiration of licensing agreement *Facility sizes represent actual building square footage and may include space designated for future expansion

FLORIDA Limited License Medical Market 359 Approved Dispensaries All Vertical Licenses – No Wholesale Market 595,045 Qualified Patients Reported 08/06/21 Harvest Operations* 11 open retail dispensaries Alachua: 292,000 ft2 indoor cultivation and processing facility Gainesville: 37,500 ft2 greenhouse facility Capital Expenditures Expansion of cultivation and processing to support additional retail locations in 2021 *Facility sizes represent actual building square footage and may include space designated for future expansion

MARYLAND Limited License Medical Market 102 Dispensary Licenses 19 Cultivation Licenses/24 Processing Licenses 127,649 Patients Reported February 2021 Harvest Operations* 3 open retail dispensaries Hancock: 101,750 ft2 indoor cultivation, 8,400 ft2 processing facility and 12,000 ft2 greenhouse cultivation Capital Expenditures Expansion of cultivation and processing *Facility sizes represent actual building square footage and may include space designated for future expansion

PENNSYLVANIA Limited License Medical Market 119 Operational Dispensaries 30 Cultivation and Processing Facilities Online ~582,000 Patients and Caregivers May 2021 Harvest Operations* 10 open retail dispensaries; licensed for 15 total Reading: 46,800 ft2 indoor cultivation and processing facility Capital Expenditures Expansion of cultivation and processing Additional retail locations opening in 2021 *Facility sizes represent actual building square footage and may include space designated for future expansion

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

RETAIL PRESENCE As of 08/06/2021; Dates listed in table represent timing of initial revenue contribution. ARIZONA 710 W Elliot Rd #102 Tempe Opened 05/2013   15190 N Hayden Rd Scottsdale Opened 09/2016   1691 Industrial Blvd Lake Havasu Acquired 07/2017   3828 S Vermeersch Rd Avondale Opened 09/2017   1821 W Baseline Rd Guadalupe Acquired 09/2017   2734 E Grant Rd Tucson Opened 01/2018   2400 Arizona 89A Cottonwood Opened 04/2018   13631 N 59th Ave Glendale Opened 02/2019   1860 N Salk Dr Casa Grande Acquired 07/2019   2630 W Indian School Rd Phoenix Acquired 07/2019   13433 E Chandler Blvd Chandler Opened 09/2019   9275 W Peoria Ave Peoria Acquired 02/2020   7320 E Butherus Dr, Ste 100 Scottsdale Acquired 02/2020   940 E Juanita Ave Mesa Acquired 02/2020   2017 W Peoria Ave Phoenix Opened 09/2020   1150 W McLellan Rd Mesa Opened 08/2021 CALIFORNIA 2449 N 2nd Street Napa Opened 12/2018   1053 Highland Way Grover Beach Acquired 08/2019   712 Lincoln Blvd Venice Opened 09/2019   312 N Palm Canyon Palm Springs Opened 10/2019 FLORIDA 4967 W Irlo Bronson Memorial Hwy Kissimmee Opened 02/2019   1800 West Tennessee St Tallahassee Opened 03/2019   182 W State Road 434 #1016 Longwood Opened 04/2019   7050 Sumter Crossing Dr North Port Opened 04/2019   10095 Beach Blvd, Ste 450 Jacksonville Opened 05/2019   3833 SW Archer Road, Suite B Gainesville Opened 08/2019   9578 Bird Road Olympia Heights Opened 05/2021   4139 Okeechobee Blvd West Palm Beach Opened 05/2021   1315 Homestead Road N Ste B Lehigh Acres Opened 06/2021   15100 Biscayne Blvd North Miami Beach Opened 06/2021   1011 5th St South Miami Beach Opened 07/2021 MARYLAND 12200 Rockville Pike Rockville Opened 01/2018   1526 York Road Lutherville-Timonium Acquired 09/2019   3531 Washington Blvd Suite 112 - 133 Halethorpe Acquired 12/2019 PENNSYLVANIA 3225 N 5th St Hwy Suite 1 Reading Opened 10/2018   201 Lancaster Avenue Reading Opened 09/2019   340 S Washington Avenue Scranton Opened 10/2019   2500-2504 North 6th Street Harrisburg Opened 11/2019   339 Main Street Johnstown Opened 11/2019   20269 Route 19 N Cranberry Township Opened 09/2020   3401 Hartzdale Dr Camp Hill Opened 10/2020   826 W Dekalb Pike King of Prussia Opened 10/2020   1809 MacArthur Rd Whitehall Opened 03/2021   2300 E Market St York Opened 05/2021

HARVEST IS A LEADING U.S. MULTI-STATE OPERATOR 2011 YEAR FOUNDED >1,600+ EMPLOYEES $1.9B ENTERPRISE VALUE(1) $400M+ REVENUE TARGET(2) 44 RETAIL LOCATIONS(1) Harvest Health & Recreation is well positioned as an industry leader in the U.S. combining a targeted strategy, talented management team and disciplined capital allocation. Rooted in Arizona and founded in 2011, we are led by entrepreneurs, cannabis pioneers, marketing, manufacturing, retail and integration specialists. By combining organic growth and strategic acquisitions, we have grown to become one of the largest multi-state cannabis operators in the U.S. 11 CULTIVATION & PROCESSING LOCATIONS (1) As of close on 08/06/21 (2) Full year 2021

THANK YOU CSE: HARV OTCQX: HRVSF investors@harvestinc.com